UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/07

Date of reporting period:  12/31/07

Item 1. Report to Stockholders.

PHOCAS REAL ESTATE FUND
PHOCAS SMALL CAP VALUE FUND

ANNUAL REPORT
December 31, 2007

February 20, 2008

Phocas Real Estate Fund (PHREX)
What a difference a year makes. The securitized commercial real estate market, as measured by the NAREIT Equity REIT Index (the “Index”), fell 15.7% in 2007. The silver lining of the decline is that REIT valuations now look much better. This is offset, however, by share prices that are expected to remain under pressure from economic and transactional volume uncertainty, difficulty obtaining cheap capital from many sources, relatively weaker fund flows, and tepid share repurchases.

Despite all the noise from turbulent credit markets and struggling housing market, we stand fast by our views on the securitized commercial real estate market. We continue to believe that the fundamentals of the US REIT market are largely insulated from the current disruption in the financial and housing markets. While there may always be isolated factors that weigh on specific companies – i.e., tenants reducing their office space requirements, excess pressure on certain apartment markets from condos or single-family homes, or a retailer’s bankruptcy – these risks are present every year, not just 2007. Therefore, we believe that extrapolating these factors to new underlying threats to the industry is likely a mistake.

On the positive side, there appear to be three elements:

i)
Pension funds have continued to invest in commercial real estate, including the California Public Employees’ Retirement System (“CalPERS”), which increased its target allocation to real estate from 8% to 10% of its investment assets (that’s a roughly $4 billion increase just by that fund);

ii)	Asset prices seem to have fallen only modestly if at all, for those sectors where transactions have been actually occurring; and

iii)	Tenant demand remained strong across most real estate sectors. Investor sentiment is obviously negative towards REITs today, but that may be the best time to bargain hunt.

Quarterly Review
The securitized commercial real estate market continued its third quarter rebound in October, but turned negative for November and December. The Index fell a total of 12.7% for the quarter, and was also down 15.7% for the calendar year. Uncertainty in credit markets tightened underwriting standards and financing costs. Combined with, or because of, the increased gap between bidding and asking prices, transactional volume slowed tremendously in the fourth quarter year over year, and sequentially every quarter through 2007.

The defensive characteristics of the healthcare sector were also apparent. The sector was one of only two sectors in positive territory for the quarter, and one of three for the whole year. Excluding the Specialty REITs, Healthcare was the top performing sector during the fourth quarter and full year 2007, +5.0% and +2.1%, respectively. Consistent with that theme, the fund certainly benefited from large overweighting in Ventas (VTR) and Nationwide Health Properties (NHP). We continue to favor Ventas’ sector leading growth, including the Sunrise acquisition in the third quarter, and Nationwide’s stable internal growth and above-average yield.

Though negative for the quarter, the Industrial sector was another group that performed strongly versus the Index, since it was down 4.4% versus the Index’s 12.7% decline. Company-specific performance was clearly dictated by exposure to international markets and currencies. Given the strong global trade environment, Prologis (PLD) and AMB Corporation (AMB), the two Industrial positions in the fund, benefited from their international presences compared to their domestic-only counterparts. We expect the trend of international Industrial REITs outperforming their domestic counterparts to continue in the near term.

The Office sector outperformed the Index during the quarter, but lagged for the full year. The worst performing Office REIT in the fund was SL Green (SLG). Fears of increased cap rates for office assets, primarily in New York City, were the primary driver of what we believe was excessive price reduction in SLG. The other fund holdings in the sector, Alexandria Real Estate (ARE) and Boston Properties (BXP), were two of the better performing securities in the fund during the quarter and the entire year.

The Storage sector managed to stay under the radar during the quarter, and also outperformed the Index, but not enough to avoid lagging significantly for the full year. While the sector and Public Storage (PSA) outperformed during the quarter, U-Store-It (YSI) continued to underperform because the company disappointed its third-quarter Funds from Operations (“FFO”) guidance. That disappointment was driven by higher than expected vacancies. YSI has lagged for the entire year, and was the worst performing security in the fund during the quarter. Even so, however, we are not quitting on it yet. We believe the stock remains cheap, and could well perform satisfactorily given a catalyst as well as consistent achievement of quarterly guidance and consensus estimates.

The Retail sector lagged during the quarter driven by investors’ perceived fears of a slowdown in consumer spending, but was roughly flat relative to the Index for the year. Regional malls experienced robust leasing during the quarter and full year 2007, but retailers have expressed caution about future demand. While vacancies are expected to rise slightly in 2008, we suspect they will remain within historic norms. In addition, the higher quality mall REITs appear to be in better positions than other categories of malls, with the majority of 2008 leasing accomplished, and operations already at or near peak occupancy levels.

Neighborhood Shopping Center performance has been, and is expected to continue to be, a dichotomy driven by company growth strategies and asset locations. Companies with infill locations, more focused on redevelopment, have certainly gotten the better of the competitors more focused on the strategy of development. The weakness in the housing market has hurt greenfield development. This has translated to a negative view of all development-focused companies, regardless of location or type, as investors used a broad brush to paint retail development risk. While the fund is exposed to this risk, particularly via its investment in Regency Centers (REG), that company has also been tarnished by an unfairly broad brush: it does not target greenfield development sites.

Apartments continued to be under fire from woes in the single-family housing market. Fundamentals were strong, but deteriorating, which is expected to continue into 2008. The fund obviously benefited from the Archstone acquisition in early October, but we expected investors to reinvest proceeds into the sector in the quarter, and that that would keep sector performance more afloat. In actuality, investors took the opportunity to stay in cash or invest in other sectors, such as Healthcare, where many investors anticipated the short-term relative gain from the expected lowering of interest rates.

Lodging was the worst performing sector, but the significant underperformance was not a result of fundamental changes or company-specific events. Instead, this underperformance appears to be tied to weakness in the housing and financial markets as they relate to corporate travel. The fund’s small position in Sunstone (SHO) was hurt primarily by cap rate fears, as its growth strategy was directly tied to redevelopment and asset recycling. In addition, the company recently sold an asset, but did not provide any public indication regarding future acquisition opportunities. The asset sale is certainly consistent with the company’s strategy, but the sale is being viewed as dilutive until an attractive redeployment opportunity is discovered.

Following, please see a breakdown of performance and yields by sector for the fourth quarter of 2007, as well as the full year 2007.

Sector	4th Qtr 2007	2007	Yield
Industrial/Office	-9.8%	-14.9%	4.7%
Office	-10.7%	-19.0%	4.8%
Industrial	-4.4%	0.4%	3.7%
Mixed	-21.9%	-33.1%	7.4%
Retail	-16.5%	-15.8%	4.8%
Shopping Centers	-17.4%	-17.7%	4.9%
Regional Malls	-17.4%	-15.9%	4.6%
Free Standing	-2.8%	-0.4%	5.4%
Residential	-18.3%	-25.2%	5.3%
Apartments	-18.4%	-25.4%	5.3%
Manufactured Homes	-16.0%	-19.3%	4.4%
Diversified	-17.6%	-22.3%	4.9%
Lodging/Resorts	-20.9%	-22.4%	6.5%
Health Care	5.0%	2.1%	5.4%
Self Storage	-7.8%	-24.8%	3.8%
Specialty	0.9%	14.6%	3.9%
Equity REIT Index	-12.7%	-15.7%	4.9%

All figures include dividends.  Source: NAREIT. Past performance does not guarantee future results.

Real Estate Outlook
Even with an ugly year behind us, we still expect domestic REITs to remain out of favor in the short term. While fundamentals and attractive valuations should spark increased demand, the fact that REITs are categorized in the financial sector will continue to weigh on REIT share prices in general. We expect the sector to continue to be volatile until the fallout from the aggressive lending and single family housing markets is stabilized. Underlying real estate values are likely to decline only modestly for the best assets in the most sought after markets. Lower quality assets, however, especially in secondary and tertiary markets, will likely continue to be hit harder. Moreover, industry publications and reports have suggested that cap rates for those assets and markets could rise by up to a couple of hundred basis points. In summary, we are forecasting a total return for the domestic securitized commercial real estate market between negative 10% and positive 10% in 2008.

Entering 2008, we prefer the premium growth potential of niche real estate companies such as Digital Realty (DLR) and Alexandria Real Estate (ARE), as well as the defensive characteristics of health care REITs. We remain confident that our diligent research combined with our disciplined, low-turnover investment approach should continue to bear fruit as we invest in what we believe are quality REIT organizations whose stocks appear to be trading at valuations that are attractive relative to risk, peer groups, and other forms of investment. This philosophy has stood our clients in good stead over the years, and we see no reason to deviate from it.

Phocas Small Cap Value Fund (PHSVX)
Most investors in the US are aware of the sub-prime issue. After all, it has wreaked havoc with the US as well as international financial markets. The end result, however, was a near perfect storm for financial companies. Tightening credit conditions and a weaker economic outlook increased concerns of default risk.  Indeed, spreads between Treasuries and high yield bonds reached a three year high in the 4th quarter. Defaults on home mortgages continued to rise, and massive write-offs at major financial institutions worldwide became the norm by year-end.  While the Fed struggled to keep the market liquid, their future direction remains unclear. Global central banks have had to intervene to keep their markets somewhat stable. The end result may eventually be recession or economic stagnation. The only major offset continues to be a weak dollar, and the potential infusion of capital from overseas. Thank goodness for global markets and trade. Unfortunately, this high level of economic uncertainty has many investors at a crossroads. For 2008, the big question is whether the economy is strong enough to keep growing, or whether it will weaken and slide into a recession.

Although we cannot answer that question, we can assure you that we have already been in a classic bear market for financial stocks. Regardless of whether the news has been good or bad – and we admit, most have been tending to the bad side – financial stocks continued to slide downward. This is classic bear market behavior. Fear seems to have dominated reason – or value, as the case may be. We, as human beings as well as investors, understand this raw emotion, but we are paid to look beyond it as best we can. We are sifting through the damage in an attempt to buy better quality, deep value stocks, that we feel have been excessively beaten down during this downturn. We are cognizant that some financial stocks deserved to be punished, but in our opinion, many have been sold off far beyond rational valuation. We are well aware that they may continue to decline into the New Year but, at some not-too-distant point, solid financial fundamentals should shine through, and investors may return to the sector. As we have stated before, we choose not to guess the direction of the economy, nor do we make any large sector bets. This may have hurt our relative performance this year versus other active small cap value managers who have dramatically underweighted the financial sector – the largest sector in the Russell 2000 Value index (31%).  Our process accommodates that; over reasonable periods of time (3-5 years, or a full market cycle), our goal is to outperform our benchmarks because of active stock selection.

Quarterly Review
Our first paragraph said it all – it was a near perfect storm for deep value small cap financials, as well as small cap consumer discretionary stocks. Given that these two sectors represent over 43% of the total index, just making the call to underweight these two sectors would have had a major impact on relative performance to benchmark. Little wonder that the benchmark for this product, the Russell 2000 Value Index (the “Benchmark”) generated a fourth quarter total return of -7.3% bringing total 2007 total return to -9.8%. What compounded the problem for the fund is that growth clearly drove outperformance within every sector, especially financials. Fears of sub-prime and related default issues drove selling in the deep value financial names as many of them had the most exposure.

Surprisingly, during the quarter, the Russell 2000 Value Index return was hit hardest, not by financials, but by Consumer Discretionary.  As that sector in the Benchmark declined 17.6% in the quarter and 29.5% in 2007, the weight in the Benchmark fell from 12.6% to 11.4% by the end of the year. Financials followed closely behind (-10.9% for 4Q07, -21.6% 2007, 33.0% Benchmark weight at the beginning of the quarter, 32.0% by the end of the quarter). Industrials, another big Benchmark sector, had a rough time as well (-7.0% for 4Q07, +1.2% 2007, 13.3% Benchmark weight at the beginning of the quarter, 12.7% at the end of the quarter). Only Healthcare (+5.7% for 4Q07, +14.4% 2007 sector return, 6.0% Benchmark weight at the end of the quarter), Utilities (+3.1% for 4Q07, -2.5% 2007 sector return, 5.9% Benchmark weight at end of the quarter), and Energy (+1.2% for 4Q07, +14.2% 2007 sector weight, 6.3% Benchmark weight at the end of the quarter) supported the index during the quarter. During the fourth quarter, the fund outperformed in energy, materials, industrials, and consumer discretionary. We were hurt by our deepest value financials, especially low-priced small banks and diversified financials.

•
Energy: Mariner Energy (+10.5% for 4Q07) and Rosetta Resources (+8.1%) led the way this quarter, but USEC Inc, a Uranium reprocessor (-12.2%) continued to lag in an uncertain debt environment while they raise funds for a new uranium processing facility in the near future.

•
Materials: CF Industries (+45.0%), an agricultural chemical company and one of our largest positions, continued to plow ahead. US Concrete (-49.5%) was our big laggard as the decline in housing and construction markets resulted in a downward revision to company earnings.

•
Industrials: We had acquisitions (MTC Technologies: +21.7%), name changes (TrueBlue for Labor Ready: -21.8%), and a lot of other activity within this sector during the quarter. The end result was still dismal for the sector as a whole. The one acquisition (MTC Technologies, bought out by BAE Industries for $24 cash per share) this quarter helped to support the fund return of this sector versus the Benchmark sector return. It is all about the economy for this group.

•
Consumer Discretionary:  Fears of recession and a weakening consumer hammered this consumer-related sector. Perry Ellis (-43.1%), Liz Claiborne (-41.8%), and Conns, a specialty retailer (-33.5%) led the decline. The only upside to this story is we did substantially better than the sector return by losing less (-13.6% vs. Benchmark sector return of -17.6%).

•
Consumer Staples:  All of our names that had outperformed through 3Q07, stumbled badly throughout the 4th quarter. The end result was a dramatic underperformance for no apparent fundamental reason (-19.4% vs. Benchmark sector return of -3.1%). The only upside to this story is that it represents only about 4% of the fund’s total assets.

•
Healthcare:  As we stated last quarter, cheap healthcare has not been the place to be in this market. Fortunately, the acquisition of Aspreva Pharmaceutical helped the group for the quarter. Many of the other names, however, struggled most of the year.

•
Financials:  Write-offs and continued uncertainty about balance sheet valuations drove down share prices of deep value financial names. Headlines asked daily where the bottom was, and how much additional capital would have to be raised to keep financial companies well-capitalized. The fund sector return (-13.5% vs. Benchmark sector return of -10.9%) was aided by the acquisition of Commerce Group but was offset by the underperformance of the bank and thrift names as well as our being a little early in some of our buys this quarter. This included MGIC Investment Corp, a mortgage insurance company, and Gramercy Capital Corp, a commercial mortgage company. We continue to upgrade the banks and thrifts we own.

•
Technology:  Not surprisingly, “cheap” technology continued to underperform. Most investors, especially in a growth-oriented market, were looking for growth characteristics, not value. The chip sector, though cheap already, continued to get hit throughout the quarter and semiconductor demand continued to slip. We underperformed for the quarter versus Benchmark sector (-9.6% vs. -6.6%) but outperformed for the year (-3.4% vs. -4.4%).

•	Telecom: We had only two names in this sector. Surewest (-30.7%) was the more notable holding, as it struggled throughout the quarter.

•
Utilities:  Utilities were positive, but our overweighting in gas utilities held down the sector performance versus the Benchmark (+0.8% vs. +3.1%).  As with technology, however, our annual performance was better (+5.3% vs. -2.5%).

Outlook
To a certain extent, investing in small cap value might seem like a contrarian investment by many Wall Street investment strategists.  Let us explain.

First, most investment forecasters are predicting that growth will continue to trump value in 2008, which would normally result in a large under-weighting of the financial sector, and a high overweighting of technology. If financials turn out to be outperformers, however, value should trump growth this year.  We believe this is a likely event in the latter half of 2008, as most of the bad news should have become fully embedded in valuations within the financial sector.  Specific to our investment style, we have a large allocation of the fund to financial stocks, many of which are trading at valuations that have not been this low in more than a decade.  Many active small cap value managers typically underweight financials, which might prevent them from participating materially in a small cap value recovery.

Second, in 2007, stock performance mirrored equity market capitalization in that the larger the capitalization of the stock, the better the stock performance was. Given that the median fund capitalization of our fund is easily under $1 billion, investing in small caps is motivated by a belief that smaller stocks may recover faster in an economic upturn than larger stocks.  It is also  driven by a belief that small cap stocks may actually outperform in a recession because investors anticipate an upturn; historically this has been the case.

Whether one wishes to be labeled a contrarian or not, we still think it prudent, as a long-term equity investor, to be invested in equities and to buy value. History has shown that this consistent, disciplined way of investing trumps forecasting short-term shifts in the economy, or even investment styles. Our goal always remains the same: to beat our benchmark over reasonable time periods, while staying true to our charter of investing in value-oriented small cap stocks.

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA	Steve Block, CFA

The information above represents the opinions of the Fund Managers, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Both Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  The Real Estate Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Real Estate Fund is more exposed to individual stock volatility than a diversified fund.  The Small Cap Value Fund invests in small-cap companies, which involves additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for complete fund holdings as of December 31, 2007.

A basis point is equivalent to 0.01% (1/100th of a percent)

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate.

The Russell 2000 Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set. Source: Russell Investment Group.  You may not invest directly in an index.

Phocas Funds

PHOCAS REAL ESTATE FUND
Comparison of the change in value of a $10,000 investment in the
Phocas Real Estate Fund vs the NAREIT Equity Index

Average Annual Total Return:
	1 Year	Since Inception*
Phocas Real Estate Fund	-13.56%	-3.70%
NAREIT Equity Index	-15.69%	-6.20%
Total annual fund operating expenses: 15.92%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held less than 90 days. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The NAREIT Equity Index is an unmanaged market cap-weighted index comprised of 151 equity REITS. The NAREIT Equity index is available daily. The NAREIT Equity index includes healthcare and net lease REITs but excludes real estate operating companies. The requirement for inclusion in this index is for a company to be an exchange listed equity REIT. There is no minimum size or liquidity requirement for an equity REIT to be included in this index.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  Commencement of operations on September 29, 2006.

Phocas Funds

PHOCAS SMALL CAP VALUE FUND
Comparison of the change in value of a $10,000 investment in the
Phocas Small Cap Value Fund vs the Russell 2000® Value Index

Average Annual Total Return:
	1 Year	Since Inception*
Phocas Small Cap Value Fund	-7.46%	1.00%
Russell 2000® Value Index	-9.78%	-1.30%
Total annual fund operating expenses: 14.93%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held less than 90 days. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  Commencement of operations on September 29, 2006.

Phocas Funds

EXPENSE EXAMPLE – December 31, 2007 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/07 – 12/31/07).

Actual Expenses

The first set of lines of the table below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.50% for the Real Estate Fund per the advisory agreement.  For the period July 1, 2007 through September 30, 2007, actual net expenses were limited to 1.50% for the Small Cap Value Fund per the advisory agreement.  Effective October 1, 2007, actual net expenses were limited to 0.99% for the Small Cap Value Fund.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs

Phocas Funds

EXPENSE EXAMPLE – December 31, 2007 (Unaudited), Continued

only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/07	12/31/07	7/1/07 – 12/31/07*
Actual
Real Estate Fund	$1,000.00	$ 920.80	$7.26
Small Cap Value Fund	$1,000.00	$ 870.10	$5.28
Hypothetical (5% return
before expenses)
Real Estate Fund	$1,000.00	$1,017.64	$7.63
Small Cap Value Fund	$1,000.00	$1,019.56	$5.70

*
Expenses are equal to an annualized expense ratio of 1.50% for the Real Estate Fund and 1.12% for the Small Cap Value Fund, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days (to reflect the one-half year period).

Phocas Funds

ALLOCATION OF PORTFOLIO ASSETS – December 31, 2007 (Unaudited)

Phocas Real Estate Fund

Phocas Small Cap Value Fund

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2007

Shares	COMMON STOCKS - 104.9%	Value
	Apartments - 12.7%
3,015	American Campus Communities, Inc.	$80,953
2,938	AvalonBay Communities, Inc.	276,583
1,434	Camden Property Trust	69,047
1,052	Post Properties, Inc.	36,946
		463,529
	Diversified - 10.9%
4,975	Digital Realty Trust, Inc.	190,891
6,429	Mission West Properties, Inc.	61,140
1,674	Vornado Realty Trust	147,228
		399,259
	Health Care - 12.2%
6,575	Nationwide Health Properties, Inc.	206,257
5,355	Ventas, Inc.	242,314
		448,571
	Hotels - 6.5%
9,261	Host Hotels & Resorts, Inc.	157,807
4,389	Sunstone Hotel Investors, Inc.	80,275
		238,082
	Manufactured Homes - 3.5%
2,818	Equity Lifestyle Properties, Inc.	128,698

	Office Property - 16.9%
2,103	Alexandria Real Estate Equities, Inc.	213,812
2,566	Boston Properties, Inc.	235,585
1,824	SL Green Realty Corp.	170,471
		619,868
	Regional Malls - 12.0%
2,001	General Growth Properties, Inc.	82,401
747	Macerich Co.	53,082
3,485	Simon Property Group, Inc.	302,707
		438,190
	Shopping Centers - 18.7%
7,498	Acadia Realty Trust	192,024
2,683	Federal Realty Investment Trust	220,408
2,929	Kimco Realty Corp.	106,616
2,567	Regency Centers Corp.	165,546
		684,594

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value
	Storage - 2.6%
959	Public Storage, Inc.	$70,400
2,599	U-Store-It Trust	23,807
		94,207
	Warehouse/Industrial - 8.9%
558	AMB Property Corp.	32,119
4,624	ProLogis	293,069
		325,188
	TOTAL COMMON STOCKS
	(Cost $4,390,399)	3,840,186

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $4,390,399) - 104.9%	3,840,186
	Other Liabilities in Excess
	of Assets - (4.9%)	(180,966)
	NET ASSETS - 100.0%	$3,659,220

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2007

Shares	COMMON STOCKS - 99.0%	Value
	Aerospace & Defense - 3.9%
11,087	Herley Industries, Inc. (a)	$152,446
8,696	MTC Technologies, Inc. (a)	204,356
5,968	Triumph Group, Inc.	491,465
		848,267
	Auto Components - 1.1%
8,661	Aftermarket Technology Corp. (a)	236,099

	Automobiles - 0.3%
3,303	Winnebago Industries, Inc.	69,429

	Chemicals - 4.6%
5,292	CF Industries Holdings, Inc.	582,438
7,545	Innospec, Inc.	129,472
10,279	Sensient Technologies Corp.	290,690
		1,002,600
	Commercial Banks - 10.3%
12,060	Banco Latinoamericano
	de Exportaciones S.A. (b)	196,699
9,558	Capitol Bancorp Ltd.	192,307
21,148	Citizens Republic Bancorp, Inc.	306,857
3,950	East West Bancorp, Inc.	95,708
20,559	First BanCorp.	149,875
13,978	First Commonwealth Financial Corp.	148,866
10,264	FNB United Corp.	124,810
3,355	IBERIABANK Corp.	156,846
5,657	Intervest Bancshares Corp.	97,414
15,213	National Penn Bancshares, Inc.	230,325
10,406	Republic Bancorp Inc. - Class A	172,011
9,504	Royal Bancshares of
	Pennsylvania, Inc. - Class A	104,544
9,528	TCF Financial Corp.	170,837
7,989	Vineyard National Bancorp Co.	80,689
29,591	W Holding Co., Inc.	35,805
		2,263,593
	Commercial Services & Supplies - 4.5%
6,798	Jackson Hewitt Tax Service, Inc.	215,837
9,875	Korn/Ferry International (a)	185,847
5,727	Steiner Leisure Ltd. (a)(b)	252,904
8,661	TrueBlue, Inc. (a)	125,411

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value
	Commercial Services
	& Supplies - 4.5% (Continued)
4,290	United Stationers, Inc. (a)	$198,241
		978,240
	Communications Equipment - 0.8%
18,210	Arris Group, Inc. (a)	181,736

	Construction & Engineering - 1.3%
5,288	URS Corp. (a)	287,297

	Construction Materials - 0.5%
33,590	U.S. Concrete, Inc. (a)	111,855

	Consumer Finance - 0.6%
5,099	ASTA Funding, Inc.	134,818

	Diversified Financial Services - 0.9%
19,505	Encore Capital Group, Inc. (a)	188,808

	Diversified Telecommunication
	Services - 0.6%
7,283	SureWest Communications	124,539

	Electric Utilities - 1.0%
5,044	PNM Resources, Inc.	108,194
4,096	Portland General Electric Co.	113,787
		221,981
	Electrical Equipment - 1.4%
5,312	Preformed Line Products Co.	316,064

	Electromedical &
	Electrotherapeutic Apparatus - 0.7%
11,250	Syneron Medical Ltd. (a)(b)	150,412

	Electronic Equipment
	& Instruments - 3.8%
12,827	Brightpoint, Inc. (a)	197,023
6,530	ScanSource, Inc. (a)	211,245
12,302	SYNNEX Corp. (a)	241,119
6,373	Watts Water Technologies, Inc. - Class A	189,915
		839,302
	Energy Equipment & Services - 0.8%
1,780	SEACOR Holdings, Inc. (a)	165,077

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value
	Food Products - 1.0%
9,590	Treehouse Foods, Inc. (a)	$220,474

	Gas Utilities - 2.7%
6,798	Atmos Energy Corp.	190,616
5,585	Laclede Group, Inc.	191,230
4,127	New Jersey Resources Corp.	206,433
		588,279
	Health Care Equipment & Supplies - 1.4%
5,423	Orthofix International N.V. (a)(b)	314,371

	Health Care Providers & Services - 2.1%
13,340	Healthspring, Inc. (a)	254,127
7,873	Kindred Healthcare, Inc. (a)	196,668
		450,795
	Hotels, Restaurants & Leisure - 0.8%
7,608	Monarch Casino & Resort, Inc. (a)	183,201

	Industrial Conglomerates - 1.1%
14,325	Tredegar Corp.	230,346

	Information Retrieval Services - 1.9%
28,974	Greenfield Online, Inc. (a)	423,310

	Insurance - 4.3%
8,367	American Physicians Capital, Inc.	346,896
9,449	Fidelity National Title Group, Inc. - Class A	138,050
8,111	IPC Holdings, Ltd. (b)	234,165
6,276	Safety Insurance Group, Inc.	229,827
		948,938
	Internet Software & Services - 2.2%
7,804	Avocent Corp. (a)	181,911
25,848	Internet Capital Group, Inc. - Class A (a)	303,456
		485,367
	IT Services - 2.2%
10,699	ICF International, Inc. (a)	270,257
16,025	Perot Systems Corp. - Class A (a)	216,338
		486,595
	Leisure Equipment & Products - 1.2%
10,846	JAKKS Pacific, Inc. (a)	256,074

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value
	Machinery - 2.5%
5,746	EnPro Industries, Inc. (a)	$176,115
8,971	Gehl Co. (a)	143,895
6,908	Timken Co.	226,928
		546,938
	Media - 2.4%
6,178	Corus Entertainment, Inc. - Class B (b)	303,278
7,523	Getty Images, Inc. (a)	218,167
		521,445
	Metals & Mining - 2.6%
6,686	Schnitzer Steel Industries, Inc. - Class A	462,203
12,707	USEC, Inc. (a)	114,363
		576,566
	Multi-line Retail - 0.3%
4,047	Conn’s, Inc. (a)	69,244

	Multi-Utilities &
	Unregulated Power - 0.9%
3,804	Integrys Energy Group, Inc.	196,629

	Oil & Gas Exploration
	& Production - 1.7%
8,672	Swift Energy Co. (a)	381,828

	Oil, Gas & Consumable Fuels - 2.9%
17,545	Mariner Energy, Inc. (a)	401,430
42,571	Meridian Resource Corp. (a)	77,054
7,851	Rosetta Resources, Inc. (a)	155,685
		634,169
	Paper & Forest Products - 1.0%
8,822	Schweitzer-Mauduit International, Inc.	228,578

	Personal Products - 3.3%
10,669	Alberto-Culver Co.	261,817
12,595	Elizabeth Arden, Inc. (a)	256,308
7,450	NBTY, Inc. (a)	204,130
		722,255
	Pharmaceuticals - 1.3%
11,035	Aspreva Pharmaceuticals Corp. (a)(b)	286,910

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value
	Real Estate Investment Trusts - 10.0%
13,429	Acadia Realty Trust	$343,917
2,181	Alexandria Real Estate Equities, Inc.	221,742
7,347	American Campus Communities, Inc.	197,267
10,822	Digital Realty Trust, Inc.	415,240
4,061	Equity Lifestyle Properties, Inc.	185,466
7,446	Gramercy Capital Corp.	181,012
3,794	Mid-America Apartment Communities, Inc.	162,193
6,232	Nationwide Health Properties, Inc.	195,498
4,330	Post Properties, Inc.	152,070
7,188	Sunstone Hotel Investors, Inc.	131,469
		2,185,874
	Semiconductor & Semiconductor
	Equipment - 1.9%
12,060	Fairchild Semiconductor
	International, Inc. - Class A (a)	174,026
10,985	Microsemi Corp. (a)	243,208
		417,234
	Software - 3.4%
28,922	Compuware Corp. (a)	256,827
16,284	Corel Corp. (a)(b)	174,239
15,377	JDA Software Group, Inc. (a)	314,613
		745,679
	Textiles, Apparel & Luxury Goods - 3.8%
8,093	K-Swiss, Inc. - Class A	146,483
7,190	Liz Claiborne, Inc.	146,316
12,383	Perry Ellis International, Inc. (a)	190,451
7,447	Timberland Co. - Class A (a)	134,642
8,950	Wolverine World Wide, Inc.	219,454
		837,346
	Thrifts & Mortgage Finance - 2.5%
14,500	Flagstar Bancorp, Inc.	101,065
4,079	MGIC Investment Corp.	91,492
9,204	PFF Bancorp, Inc.	110,816
7,283	Provident Financial Holdings, Inc.	119,878
2,457	WSFS Financial Corp.	123,341
		546,592

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value
	Wireless Telecommunication Services - 0.5%
7,524	Syniverse Holdings, Inc. (a)	$117,224
	TOTAL COMMON STOCKS
	(Cost $23,057,862)	21,722,378

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $23,057,862) - 99.0%	21,722,378
	Other Assets in Excess
	of Liabilities - 1.0%	213,290
	NET ASSETS - 100.0%	$21,935,668

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2007

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
ASSETS
Investments in securities, at value (identified
cost $4,390,399 and $23,057,862, respectively)	$3,840,186	$21,722,378
Receivables for:
Investments sold	—	585,591
Fund shares sold	180,000	41,296
Dividends and interest	38,911	53,518
Due from Advisor (Note 3)	6,218	—
Prepaid expenses	393	5,838
Total assets	4,065,708	22,408,421
LIABILITIES
Payables:
Fund shares redeemed	306,572	219,865
Due to Custodian	61,591	212,271
Audit fees	17,300	17,300
Fund accounting fees	4,244	4,635
Distribution fees	3,693	—
Transfer agent fees and expenses	3,347	2,907
Shareholder reporting	3,090	6,310
Administration fees	2,501	2,501
Advisory fees	—	5,340
Legal fees	2,324	416
Custody fees	1,554	210
Chief Compliance Officer fees	234	998
Accrued expenses	38	—
Total liabilities	406,488	472,753
NET ASSETS	$3,659,220	$21,935,668
CALCULATION OF NET ASSET
VALUE PER SHARE
Net assets applicable to shares outstanding	$3,659,220	$21,935,668
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	196,273	1,096,125
Net asset value, offering and
redemption price per share	$18.64	$20.01
COMPOSITION OF NET ASSETS
Paid-in capital	$4,218,447	$23,550,904
Undistributed net investment loss	—	(39,913)
Accumulated net realized loss on investments	(9,014)	(239,839)
Net unrealized depreciation on investments	(550,213)	(1,335,484)
Net assets	$3,659,220	$21,935,668

The accompanying notes are an integral part of these financial statements.

Phocas Funds

STATEMENTS OF OPERATIONS at December 31, 2007

	Phocas	Phocas
	Real Estate	Small Cap
	Fund	Value Fund
INVESTMENT INCOME
Income
Dividends (net of withholding taxes
of $0 and $746, respectively)	$82,391	$149,603
Interest	3,839	20,005
Total income	86,320	169,608
Expenses
Administration fees (Note 3)	29,999	29,999
Fund accounting fees (Note 3)	24,962	30,795
Advisory fees (Note 3)	24,197	70,983
Transfer agent fees and expenses (Note 3)	21,195	21,715
Audit fees	17,300	17,300
Legal fees	9,619	8,890
Custody fees (Note 3)	9,174	17,118
Distribution fees (Note 4)	8,066	9,034
Trustee fees	6,434	6,458
Insurance expense	4,099	3,110
Chief Compliance Officer fees (Note 3)	2,132	4,392
Reports to shareholders	1,928	5,166
Registration fees	1,840	3,245
Miscellaneous	518	1,700
Total expenses	161,463	229,905
Less: advisory fee waiver
and reimbursement (Note 3)	(113,069)	(117,777)
Net expenses	48,394	112,128
Net investment income	37,836	57,480
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized gain (loss) on investments	8,923	(100,890)
Net change in unrealized
depreciation on investments	(648,249)	(1,432,261)
Net realized and unrealized loss on investments	(639,326)	(1,533,151)
Net Decrease in Net Assets
Resulting from Operations	$(601,490)	$(1,475,671)

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

		September 29,
		2006*
	Year Ended	through
	December 31,	December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$37,836	$10,968
Net realized gain on investments	8,923	2,033
Net change in unrealized
appreciation (depreciation) on investments	(648,249)	98,036
Net increase (decrease) in net assets
resulting from operations	(601,490)	111,037
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(37,791)	(8,309)
From net realized gain on investments	(22,069)	(605)
Total distributions to shareholders	(59,860)	(8,914)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from from
net change in outstanding shares (a)	3,133,116	1,085,331
Total increase in net assets	2,471,766	1,187,454
NET ASSETS
Beginning of period	1,187,454	—
End of period	$3,659,220	$1,187,454
Accumulated net investment income	$—	$—

(a) A summery of share transactions is as follows:

			September 29, 2006*
	Year Ended		through
	December 31, 2007		December 31, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	171,115	$3,693,504	53,821	$1,076,417
Shares issued on
reinvestments of
distributions	3,217	59,859	412	8,914
Shares redeemed	(32,292)	(620,247)	—	—
Net increase	142,040	$3,133,116	54,233	$1,085,331

*   Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

		September 29,
		2006*
	Year Ended	through
	December 31,	December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$57,480	$1,861
Net realized gain (loss) on investments	(100,890)	7,262
Net change in unrealized
appreciation (depreciation)
on investments	(1,432,261)	96,777
Net increase (decrease) in net assets
resulting from operations	(1,475,671)	105,900
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(97,990)	(1,253)
From net realized gain on investments	(146,223)	—
Total distributions to shareholders	(244,213)	(1,253)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	22,423,051	1,127,854
Total increase in net assets	20,703,167	1,232,501
NET ASSETS
Beginning of period	1,232,501	—
End of period	$21,935,668	$1,232,501
Accumulated net investment income (loss)	$(39,913)	$608

(a)    A summery of share transactions is as follows:

			September 29, 2006*
	Year Ended		through
	December 31, 2007		December 31, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,067,654	$22,993,658	56,330	$1,126,601
Shares issued on
reinvestments of
distributions	12,204	244,213	58	1,253
Shares redeemed (b)	(40,121)	(814,820)	—	—
Net increase	1,039,737	$22,423,051	56,388	$1,127,854
(b) Net of redemption
fees of		$56		$—

*   Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

		September 29,
		2006*
	Year Ended	through
	December 31,	December 31,
	2007	2006
Net asset value, beginning of period	$21.90	$20.00

Income from investment operations:
Net investment income	0.18	0.20
Net realized and unrealized
gain (loss) on investments	(3.15)	1.86
Total from investment operations	(2.97)	2.06

Less distributions:
From net investment income	(0.18)	(0.15)
From net realized gain on investments	(0.11)	(0.01)
Total distributions	(0.29)	(0.16)

Net asset value, end of period	$18.64	$21.90

Total return	(13.56)%	10.34	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$3,659	$1,187
Ratio of expenses to average net assets:
Before expense reimbursement	5.00%	15.92	%†
After expense reimbursement	1.50%	1.50	%†
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(2.33)%	(10.55	)%†
After expense reimbursement	1.17%	3.87	%†
Portfolio turnover rate	24.81%	10.46	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

		September 29,
		2006*
	Year Ended	through
	December 31,	December 31,
	2007	2006
Net asset value, beginning of period	$21.86	$20.00

Income from investment operations:
Net investment income	0.05 ^	0.03
Net realized and unrealized
gain (loss) on investments	(1.68)	1.85
Total from investment operations	(1.63)	1.88

Less distributions:
From net investment income	(0.09)	(0.02)
From net realized gain on investments	(0.13)	—
Total distributions	(0.22)	(0.02)

Redemption fees retained	0.00 #^	—

Net asset value, end of period	$20.01	$21.86

Total return	(7.46)%	9.41	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$21,936	$1,233
Ratio of expenses to average net assets:
Before expense reimbursement	2.43%	14.93	%†
After expense reimbursement	1.18%	1.50	%†
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.54)%	(12.79	)%†
After expense reimbursement	0.71%	0.63	%†
Portfolio turnover rate	147.75%	11.20	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2007

NOTE 1 – ORGANIZATION

The Phocas Real Estate Fund and the Phocas Small Cap Value Fund (each a “Fund” and collectively, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the Phocas Real Estate Fund (the “Real Estate Fund”) is long-term total investment return through a combination of capital appreciation and current income.  The investment objective of the Phocas Small Cap Value Fund (the “Small Cap Value Fund”) is long-term total investment return through capital appreciation.  The Funds commenced operations on September 29, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation:  The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no provision for Federal income taxes has been recorded.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Application of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006.  Effective June 29, 2007, the Fund adopted FIN 48.  Management reviewed the tax positions in the open tax years through 2007 and determined that the implementation of FIN 48 had no impact on the Fund’s net assets or results of operations.

C.
Expenses:  Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Securities Transactions, Dividends and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, annually and net realized gains, if any, annually. The amount and character income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations which may differ from accounting principles generally accepted in the United States of America. To the extent these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2007, the Funds made the following reclassifications due to permanent book and tax differences:

	Undistributed Net	Accumulated Net	Paid-In
	Investment Income (Loss)	Realized Gain (Loss)	Capital
Real Estate Fund	(45)	45	—
Small Cap Value Fund	(11)	12	1

G.
Redemption Fees: The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for less than 90 days. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

H.
REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

I.
New Accounting Pronouncements:  In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Phocas Financial Corporation (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

calculated at an annual rate of 0.75% based upon the average daily net assets of the Funds.  For the year ended December 31, 2007, the Real Estate Fund and the Small Cap Value Fund incurred $24,197 and $70,983, respectively in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.50% of average daily net assets of the Real Estate Fund.  Effective October 1, 2007, the Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Small Cap Value Fund  from 1.50% to 0.99% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended December 31, 2007, the Advisor reduced its fees and absorbed Fund expenses in the amount of $113,069 for the Real Estate Fund and $117,777 for the Small Cap Value Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2009	2010	Total
Real Estate Fund	$40,878	$113,069	$153,947
Small Cap Value Fund	$39,457	$117,777	$157,234

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended December 31, 2007, the Real Estate Fund and the Small Cap Value Fund each incurred $29,999, in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  For the year ended December 31, 2007, the Real Estate Fund incurred $24,962 in fund accounting fees and $15,972

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

in transfer agent fees.  For the year ended December 31, 2007, the Small Cap Value Fund incurred $30,795 in fund accounting fees and $15,788 in transfer agent fees. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds’ custodian. For the year ended December 31, 2007, the Real Estate Fund and the Small Cap Value Fund incurred $9,174 and $17,118, respectively, in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

For the year ended December 31, 2007, the Real Estate Fund and the Small Cap Value Fund were allocated $2,132 and $4,392, respectively, of the Chief Compliance Officer fee.

NOTE 4 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay Quasar Distributors, LLC (the “Distributor”) for distribution and related expenses at an annual rate of up to 0.25% of the Funds’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Effective October 1, 2007, the Advisor contractually agreed to reduce the Rule 12b-1 fees accrued for the Small Cap Value Fund from 0.25% to 0.00%. For the year ended December 31, 2007, the Real Estate Fund and the Small Cap Value Fund paid the Distributor $8,066 and $9,034, respectively.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $4,126,967 and $780,546, respectively, for the Real Estate Fund and $35,732,105 and $13,685,662, respectively, for the Small Cap Value Fund.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to Real Estate Investment Trusts.

Phocas Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

The distributions paid by the Funds during the year ended December 31, 2007 and the period ended December 31, 2006 were characterized as follows:

	Real Estate Fund		Small Cap Value Fund
	12/31/07	12/31/06	12/31/07	12/31/06
Ordinary income	$37,791	$8,745	$237,029	$1,253
Net long-term capital gain	22,069	169	7,184	—
Total distributions	$59,860	$8,914	$244,213	$1,253

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Small Cap
	Real Estate Fund	Value Fund
Cost of investments for tax purposes	$4,402,251	$23,235,966
Gross tax unrealized appreciation	$82,770	$1,403,124
Gross tax unrealized depreciation	(644,835)	(2,916,712)
Net tax unrealized depreciation	$(562,065)	$(1,513,588)
Undistributed ordinary income	$—	$2,164
Undistributed long-term capital gain	2,838	—
Total distributable earnings	$2,838	$2,164
Other accumulated loss	$—	$(103,812)
Total accumulated loss	$(559,227)	$(1,615,236)

Phocas Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Phocas Real Estate Fund
Phocas Small Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the Phocas Real Estate Fund and Phocas Small Cap Value Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 29, 2006 (commencement of operations) to December 31, 2006.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Phocas Real Estate Fund and Phocas Small Cap Value Fund, as of December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and  for the period September 29, 2006 to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2008

Phocas Funds

NOTICE TO SHAREHOLDERS at December 31, 2007 (Unaudited)

For the year ended December 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income for the Real Estate Fund and Small Cap Value Fund were 3.98% and 51.86%, respectively.

For corporate shareholders in the Real Estate Fund and the Small Cap Value Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2007 was 0.00%, and 47.00%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains distributions under Internal Revenue Section 871(k)(2)(C) for the Real Estate Fund and Small Cap Value Fund for the year ended December 31, 2007 was 0.00%, and 58.66%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the Year ended June 30, 2007

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent year ended June 30, 2007 is available without charge, upon request, by calling (866) 746-2271.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Information included in the Funds’ Form N-Q is also available by calling (866) 746-2271.

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age		Number of
Address		Portfolios
Position held with Funds	Trustee	Overseen
Principal Occupation(s) and other	of Funds	in Fund
Directorships during past five years	Since*	Complex**
Walter E. Auch, Age 86	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Sound Surgical Technologies, LLC,
Consulting Group Capital Markets Funds (Smith Barney)
(11 portfolios) and The UBS Funds (57 portfolios).

James Clayburn LaForce, Age 79	2002	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden Funds (21 portfolios), The
Metzler/Payden Investment Group (6 portfolios), and Arena Pharmaceuticals.

Donald E. O'Connor, Age 71	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly Financial Consultant and Executive Vice
President and Chief Operating Officer of ICI Mutual Insurance
Company (until January 1997).
Other Directorships: The Forward Funds (16 portfolios).

George J. Rebhan, Age 73	2002	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds (6 portfolios).

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Name, Age		Number of
Address		Portfolios
Position held with Funds	Trustee	Overseen
Principal Occupation(s) and other	of Funds	in Fund
Directorships during past five years	Since*	Complex**
George T. Wofford III, Age 68	1997	2
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Federal Home Loan Bank of San Francisco.
Other Directorships: None.

OFFICERS
Jeanine M. Bajczyk, Age 42	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (since
May 2006); Senior Counsel, Wells Fargo Funds Management, LLC
(May 2005 to May 2006); Senior Counsel, Strong Financial
Corporation (January 2002 to April 2005).

Douglas G. Hess, Age 40	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
President
Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

Cheryl L. King, Age 46	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since October 1998).

Joe D. Redwine, Age 60	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Chairman
President, Chief Executive Officer, U.S. Bancorp Fund
Services, LLC (since May 1991).

Phocas Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Name, Age		Number of
Address		Portfolios
Position held with Funds	Trustee	Overseen
Principal Occupation(s) and other	of Funds	in Fund
Directorships during past five years	Since*	Complex**
Robert M. Slotky, Age 60	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Vice President, Chief Compliance Officer, AML Officer
Vice President, U.S. Bancorp Fund Services, LLC,
(since July 2001); formerly Senior Vice President, Investment
Company Administration, LLC (May 1977 to July 2000).

*	The term for each Trustee is indefinite.
**
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Statement of Additional Information includes additional information about the Funds' trustees and officers and is available, without charge, upon request by calling 1-866-746-2271.

Phocas Funds

BOARD REVIEW OF ADVISORY AGREEMENT

At a meeting held on December 12, 2007, the Board, all of whom are independent and not interested persons of any advisor, the Distributor or any major service provider to the Funds, considered and approved the continuance of the Advisory Agreement for the Phocas Real Estate Fund and Phocas Small Cap Value Fund for an additional one-year term.  Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Funds.  This information, together with the information provided to the Independent Trustees since each Fund’s inception, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Funds, including administration, marketing and compliance.  The Board noted the Advisor’s commitment to responsible Fund growth.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the relationship between the Advisor and the Board, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior two years the Board had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory.

2.
EACH FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Funds on both an absolute basis and in comparison to its peer group, as compiled by Lipper, Inc. (an independent ranking and analytical organization that had independently selected funds that Lipper believed were appropriate for comparison purposes), and the Funds’ benchmark indices.  In reviewing

Phocas Funds

BOARD REVIEW OF ADVISORY AGREEMENT, Continued

performance, the Board took into account each Fund’s limited period of operations (commencement of operations in September 2006).

Phocas Real Estate Fund. The Board noted the Fund’s year-to-date, one-year and since inception performance returns for the periods ended October 31, 2007.  In particular, the Board noted that the Fund’s performance for the above periods was above the median of its peer group.  The Fund also outperformed its benchmark index, the NAREIT Equity Index, and was ranked in the second quartile among its peer group for the same periods ended October 31, 2007.  The Board considered these comparisons helpful in its assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s investment objectives, strategies, limitations and restrictions.  The Trustees also noted that during the course of the prior two years they had met with the Advisor in person to discuss various topics and had been satisfied with the Advisor’s reports. The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

Phocas Small Cap Value Fund. The Board noted the Fund’s year-to-date, one-year and since inception performance returns for the periods ended October 31, 2007.  In particular, the Board noted that the Fund’s performance for the one-year and since inception periods ended October 31, 2007 was above the median of its peer group, though the year-to-date period performance was slightly below the median of its peer group.  The Fund also outperformed its benchmark index, the Russell 2000® Value Index, for the year-to-date, one-year and since inception periods ended October 31, 2007.  The Board considered the fact that the Fund’s one-year and since inception performance placed the Fund in the second quartile among its peer group for the periods ended October 31, 2007.  The Board considered these comparisons helpful in its assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s investment objectives, strategies, limitations and restrictions.  The Trustees also noted that during the course of the prior two years they had met with the Advisor in person to discuss various topics and had been satisfied with the Advisor’s reports. The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEES UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed and compared each Fund’s

Phocas Funds

BOARD REVIEW OF ADVISORY AGREEMENT, Continued

fees and expenses to those funds in their respective peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds.

Phocas Real Estate Fund.  The Trustees noted that both the Fund’s gross contractual and net investment advisory fees were below the peer group average.  The Board also considered the Fund’s total expense ratio, noting that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s total expense ratio was slightly higher than the peer group average.  The Board further noted that the Fund had consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience.  The Board also noted that, in order to keep the Fund operating within the current expense limitation, the Advisor had waived its entire advisory fee and had reimbursed the Fund for a portion of its operating expenses. The Board reviewed the contractual rate of the advisory fee and concluded that the advisory fee was in line with the fees charged by other advisors managing similar funds.  The Board also considered the fees charged by the Advisor to its other investment management clients, recognizing that, due to different account characteristics, the Advisor’s expense structure for some accounts would be different from that of the Fund.  After taking into account this information and considering all waivers and reimbursements, the Board concluded that the advisory fee was fair and reasonable.

Phocas Small Cap Value Fund. The Board noted that both the Fund’s gross contractual and net investment advisory fees were below the peer group average.  The Board also considered the total expense ratio for the Fund, noting that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%, which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience.  The Trustees noted that the Fund’s total expense ratio was slightly lower than its peer group median.  The Board also noted that, in order to keep the Fund operating within the current expense limitation, the Advisor had waived its entire advisory fee and had reimbursed the Fund for a portion of its operating expenses. The Board reviewed the contractual rate of the advisory fee and concluded that the advisory fee was in line with the fees charged by other advisors managing similar funds and was in line with the fees charged by the Advisor to its other investment management clients.  After taking into account this information and considering all waivers and reimbursements, the Board concluded that the advisory fee was fair and reasonable.

Phocas Funds

BOARD REVIEW OF ADVISORY AGREEMENT, Continued

4.
ECONOMIES OF SCALE.  The Board also considered whether the Funds were experiencing economies of scale and concluded that there were no effective economies of scale at current asset levels.  The Board considered that each Fund would realize economies of scale as Fund assets continued to grow even though certain Fund expenses would increase with asset growth and assets had to grow beyond the point where subsidization from the Advisor was no longer necessary and/or had been recaptured.  The Board therefore determined to revisit the issue of economies of scale at a future date.  The Board also noted that, although the Funds did not have advisory fee breakpoints, current asset levels did not warrant the introduction of breakpoints.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct and indirect benefits to the Advisor from advising the Funds.  The Board considered that the Advisor benefits from positive reputational value in advising the Funds.  The Board noted that since the Funds’ inception the Advisor had waived its entire advisory fee for the Funds.  The Board also considered the Advisor’s estimate of the asset level at which the Funds would reach break even levels by covering allocated overhead costs.  After its review, the Board determined that there was currently limited profitability to the Advisor from the Advisory Agreement and therefore profitability could not be considered excessive.  More importantly, the Board considered the financial soundness of the Advisor from the perspective of evaluating the Advisor’s ability to continue to subsidize the Funds until they reached a point where they could generate positive returns to the Advisor.  The Board concluded that the Advisor has adequate resources to adequately support the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Funds, and that each Fund’s shareholders were receiving reasonable value in return for the advisory fees paid.  The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement was in the best interests of the Funds and their shareholders.

(This Page Intentionally Left Blank.)

Investment Advisor
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA 94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 746-2271

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866) 746-2271.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2007	FYE 12/31/2006
Audit Fees	$29,400	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,200	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2007	FYE 12/31/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.  The nominating committee recently approved a nominating committee charter, however, the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees did not change.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date         3/5/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date      3/5/08

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date       3/5/08

* Print the name and title of each signing officer under his or her signature.